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                                     UBS RMA
                             MONEY MARKET PORTFOLIO
                            U.S. GOVERNMENT PORTFOLIO
                                  TAX-FREE FUND
                         CALIFORNIA MUNICIPAL MONEY FUND
                         NEW JERSEY MUNICIPAL MONEY FUND
                          NEW YORK MUNICIPAL MONEY FUND

      Supplement to the Prospectus and Statement of Additional Information
                              dated August 30, 2002

                                                                   July 15, 2003
Dear Investor,

This is a supplement to the Prospectus and Statement of Additional Information of the above listed funds. The purpose of this supplement is to notify you of changes to how shares of Money Market Portfolio and U.S. Government Portfolio are bought and sold. These changes are expected to become effective later this year.

The discussion found in the prospectus under "Managing Your Fund Account" is revised by replacing the sections beginning with "Buying Shares" on page 23 through the end of the section captioned "Selling Shares Automatically" on page 25 with the following:

Buying Shares

Introduction. You must be a client of UBS Financial Services Inc. or a client of a UBS Financial Services Inc. correspondent firm to purchase fund shares. Shares of the funds are available primarily through the UBS Financial Services Inc. Resource Management Account'r' (RMA'r') Program, the UBS Financial Services Inc. Business Services Account BSA'r' Program and certain UBS Financial Services Inc. advisory programs.

The RMA and Business Services Account BSA programs are more fully described in separate materials your Financial Advisor can provide you. Not all correspondent firms have arrangements with UBS Financial Services Inc. to make fund shares available to their customers.

Upcoming Program Changes. UBS Financial Services Inc. will be implementing changes to the RMA and Business Services Account BSA programs later this year. These changes are expected to become effective on or after September 8, 2003. (Your Financial Advisor will be able to provide you with more information on the timing of the changes as that date approaches.) These changes will limit the ability of many investors to purchase shares of Money Market Portfolio and U.S. Government Portfolio. Instead, UBS Financial Services Inc. will make bank deposit accounts available to affected investors. Investors who are eligible to participate in the new account sweep arrangements are referred to as "eligible participants" below to distinguish them from other investors in the funds. A more detailed explanation of who is an eligible investor appears below.

When the changes take effect, UBS Financial Services Inc. brokerage accounts of eligible participants will automatically default to the new Deposit Account Sweep Program. This means that free cash balances of eligible participants will be automatically deposited in bank deposit accounts, not Money Market Portfolio or U.S. Government Portfolio. This will occur without dollar limit, if no cap is selected by the investor. If a cap is selected, available balances in excess of such limit will be automatically invested in the fund previously selected by the eligible participant (either Money Market Portfolio or U.S. Government Portfolio). New clients setting a cap on amounts invested pursuant to the Deposit Account Sweep Program will need to select a secondary sweep option. UBS Financial Services Inc. will require a threshold (e.g., $100,000 for individual ownership

                                                                   Item #ZS-196


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and $200,000 for joint ownership accounts) before redirection of balances to the funds. After a cap is reached, uninvested cash will be invested as if the investor were a "non-eligible participant." Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services
Inc. or correspondent firm.

Sweep arrangements are not changing for investors who have selected a municipal money market fund (i.e., Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund or New York Municipal Money Fund) as their primary sweep option. Eligible participants who do not wish to take part in the new Deposit Account Sweep Program should consider switching their primary sweep fund to a municipal money market fund.

If you would like to switch your primary sweep fund, or to place a limit on the amount of available cash that defaults to the Deposit Account Sweep Program, contact your Financial Advisor.

Selecting Your Sweep Option. UBS Financial Services Inc. requires a client to select a sweep option as part of their account application process. You may have only one primary sweep option at any time. To change your primary sweep option or purchase shares of another fund, contact your Financial Advisor. As noted above, on or after September 8, 2003, brokerage accounts eligible to participate in the new Deposit Account Sweep Program will automatically default to bank deposit accounts as their primary sweep option. Non-eligible participants continue having the option of selecting from the available list of funds.

Background Information. Your order to purchase a fund's shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund's custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

Each fund (other than Money Market Portfolio) has adopted a plan under rule 12b-1 under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets (0.12% for New Jersey Municipal Money Fund).

The funds, UBS Global AM and UBS Financial Services Inc. reserve the right to reject a purchase order or suspend the offering of fund shares.

Buying Shares Automatically

All free cash credit balances (that is, immediately available funds) of over $1.00 in the RMA or Business Services Account BSA brokerage account (including proceeds from securities you have sold) are automatically invested in your primary sweep option on a daily basis for settlement the next business day, when federal funds normally are available. Federal funds availability can sometimes take longer for cash balances arising from the sale of securities in your brokerage account.

Fund shares will be purchased only after all debits and charges to your RMA or Business Services Account BSA brokerage account are satisfied. See "Selling Shares Automatically" below.

Prior to the effective date of the sweep changes, eligible participants opening accounts and selecting either Money Market Portfolio or U.S. Government Portfolio as their primary sweep option will sweep into the selected funds as described above until the effective date. After the effective


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date, UBS Financial Services Inc. brokerage accounts will automatically default to the new Deposit Account Sweep Program as noted above.

Buying Shares by Check or Electronic Funds Transfer Credit

RMA and Business Services Account BSA participants may purchase shares of, as applicable, their primary sweep money fund or another fund by placing an order with their Financial Advisor and providing a check from a U.S. bank. You should include your UBS Financial Services Inc. account number on the check. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) will be able to buy shares by check or electronic funds transfer credit after the effective date of the program changes.

Federal funds are deemed available to a fund two business days after the deposit of a personal check or an Electronic Funds Transfer credit initiated by UBS Financial Services Inc. and one business day after deposit of a cashier's or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits if they are converted to federal funds in less than two business days.

Buying Shares by Wire

You may purchase fund shares by placing an order through your Financial Advisor and instructing your bank to transfer federal funds by wire to:

     UBS AG
     ABA 026007993
     UBS Financial Services Inc. - RMA
     A/C 101WA258640000
     [Account Name]/[Brokerage Account Number]

The wire must include your name and RMA or Business Services Account BSA brokerage account number. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) will be able to buy shares by wire after the effective date of the program changes.

If UBS Financial Services Inc. receives a notice from your bank of a wire transfer of federal funds for a purchase of fund shares by 12:00 noon, Eastern time, UBS Financial Services Inc. will execute the purchase on that day. Otherwise, UBS Financial Services Inc. will execute the order on the next business day. UBS Financial Services Inc. and/or your bank may impose a service charge for wire transfers.

Minimum Investments

The funds have no minimum for initial investments or to add to an account, but reserve the right to establish minimum investment requirements at any time.

Selling Shares

You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may also use the checkwriting service to sell your shares. You may not close your account by check.


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Selling Shares Automatically

Subject to the terms of the Master Account Agreement governing your RMA or Business Services Account BSA or advisory program brokerage account, your fund shares will be sold automatically to settle any outstanding securities purchases, charges or other debits to your UBS Financial Services Inc. brokerage account, unless you instruct your Financial Advisor otherwise.

If you are not participating in the Deposit Account Sweep Program, shares of your primary money fund are always sold first (or if you do not specify which fund's shares are to be sold). If applicable, shares in the other money funds will be sold, if necessary, in the following order: first, Money Market Portfolio; second, U.S. Government Portfolio; third, Tax-Free Fund; and fourth, California Municipal Money Fund, New Jersey Municipal Money Fund or New York Municipal Money Fund. If you sell all your shares in a fund, you will receive cash credits to your RMA or Business Services Account BSA brokerage account for dividends earned on those shares prior to the sale date.

If you become a participant in the Deposit Account Sweep Program and also own shares of one or more funds, amounts to settle any outstanding securities purchases, charges or debits to your UBS Financial Services Inc. brokerage account will come from the following sources in the order indicated: first, proceeds from the sale of shares of Money Market Portfolio; second, proceeds from the sale of shares of U.S. Government Portfolio; third, Deposit Account Sweep Program balances; fourth, proceeds from the sale of shares of Tax-Free Fund; and fifth, proceeds from the sale of shares of California Municipal Money Fund, New Jersey Municipal Money Fund or New York Municipal Money Fund.

Subject to the terms of the RMA, Business Services Account BSA and advisory programs, UBS Financial Services Inc. will sell fund shares automatically to satisfy outstanding debits and charges in your brokerage account. Debits include amounts due UBS Financial Services Inc. on settlement date for securities purchases, margin loans, UBS Financial Services Inc. checks, federal funds wires arranged by UBS Financial Services Inc. and related fees. Charges include RMA and Business Services Account BSA checks, MasterCard'r' purchases, cash advances, Bill Payment Service payments and Automated Clearing House transfers, including Electronic Funds Transfer Debits. Shares are sold to cover debits on the day the debit is generated. Shares are sold automatically to cover RMA and Business Services Account BSA checks and MasterCard cash advances on the day they are paid. Shares are sold automatically to cover MasterCard purchases at the end of the MasterCard monthly billing period. Shares are sold to pay for securities purchases on settlement date.

More Information Regarding "Eligible Participants." Eligible participants are individuals, sole proprietors and governmental entities. Custodial accounts are also Eligible Participants if each beneficiary is an Eligible Participant. "Eligible Participants" does not include participants that are (a) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations, (b) nonprofit organizations, including organizations described in sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended, (c) trusts or estates, (d) enrolled in UBS Financial Services Inc. Investment Consulting Services programs (other than InsightOne'sm' and Employee Self Directed Accounts) or Private Wealth Solutions'sm', (e) not resident in the United States or (f) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Changes to the Statement of Additional Information. Information in Appendix A and Appendix B to the Statement of Additional Information under "Choice of Money Market Funds and Automatic Sweep of Uninvested Cash" is deleted.


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                         STATEMENT OF DIFFERENCES
                         ------------------------
The registered trademark symbol shall be expressed as................... 'r'
The service mark symbol shall be expressed as........................... 'sm'